Exhibit 99.1

Ribbon Communications Inc. Reports

Third Quarter 2020 Financial Results

Positive Net Income and Record Adjusted EBITDA

Revenue Grew 10% Sequentially

October 29, 2020

Conference Call Details

Conference call to discuss the Company’s financial results for the third quarter ended September 30, 2020 on October 29, 2020, via the investor section of its website at http://investors.ribboncommunications.com, where a replay will also be available shortly following the conference call.

Conference Call Details:
Date:  October 29, 2020
Time:  4:30 p.m. (ET)
Dial-in number (Domestic): 877-300-8521

Dial-in number (Intl): 412-317-6026

Instant Telephone Access: Call me™ Password: 5835757

Replay information:
A telephone playback of the call will be available following the conference call until November 12, 2020 and can be accessed by calling 844-512-2921 or 412-317-6671 for international callers. The reservation number for the replay is 10149289.

WESTFORD, Mass. – Ribbon Communications Inc. (Nasdaq: RBBN), a global provider of converged communications software and network solutions to Service Providers, Enterprises, and critical infrastructure sectors, today announced its financial results for the third quarter of 2020.

Revenue for the third quarter of 2020 was $231 million, compared to $138 million for the third quarter of 2019, an increase of 68%. Approximately $78 million of the year-over-year revenue increase was attributable to the acquisition of ECI Telecom Group, Ltd. (ECI), which closed on March 3, 2020.

“We are pleased to report strong third quarter results that exceeded our previous outlook,” noted Bruce McClelland, President and Chief Executive Officer of Ribbon Communications. “We have continued on our path of improved profitability, demonstrated by our record Adjusted EBITDA during the third quarter. Our Cloud & Edge business continues to benefit from strong software sales and improved operating expenses. We are encouraged by the continued recovery we are seeing in our Packet Optical business and, based on our current pipeline, we expect to see further improvement in the fourth quarter and a solid finish to the year.”

Financial Highlights[1,2]

The following table summarizes the consolidated financial highlights for the three and nine months ended September 30, 2020 and 2019 (in millions, except per share amounts).

Investor Relations		Three months ended		Nine months ended
Monica Gould		September 30,		September 30,
+1 (212) 871-3927		2020	2019	2020	2019
IR@rbbn.com	GAAP Revenue	$231	$138	$600	$402
	GAAP Net income (loss)	$6	$2	$(35)	$20
North American Press	Non-GAAP Net income	$24	$15	$33	$22
Dennis Watson	GAAP diluted earnings per share or (loss) per share	$0.04	$0.01	$(0.26)	$0.18
+1 (214) 695-2224	Weighted average GAAP shares	152	111	137	110
dwatson@rbbn.com	Non-GAAP Diluted earnings per share	$0.16	$0.13	$0.23	$0.20
	Weighted average diluted shares	152	111	141	110
APAC, CALA & EMEA Press	Non-GAAP Adjusted EBITDA	$43	$23	$82	$42

Catherine Berthier +1 (646) 741-1974 cberthier@rbbn.com Analyst Relations Michael Cooper +1 (708) 212-6922 mcooper@rbbn.com

Cash was $111 million at September 30, 2020, compared with $94 million at June 30, 2020 and $40 million at September 30, 2019.

[1] Results for the three months ended September 30, 2020 represent three months of Ribbon and ECI. Results for the nine months ended September 30, 2020 represent nine months of Ribbon and the period March 3, 2020 to September 30, 2020 for ECI. Results for the nine months ended September 30, 2019 represent nine months of Ribbon.

[2] Please see the reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures and additional information about non-GAAP measures in the section entitled “Discussion of Non-GAAP Financial Measures” in the press release appendix.

“Our performance in the third quarter demonstrated continued strong execution amidst a challenging environment,” said Mick Lopez, Chief Financial Officer of Ribbon Communications. “We achieved record Adjusted EBITDA of $43 million due to record software product sales and continued operational efficiencies. Packet Optical Networks contributed $78 million in revenue with positive profitability.”

Customer and Company Highlights

•	Secured eight new Packet Optical wins with critical Infrastructure and Enterprise customers
•	Indian telecom AGR resolution provides certainty over the operating environment in the country and provides path to improved 2021 outlook
•	Strong year-to-date growth of 25%+ in high performance Enterprise and Service Provider SBC platform sales (7K,5K, SWe and customized software)
•	Large software order from a major US-based multi-national bank to support their migration to Microsoft Teams and to increase call center capacity
•	Expanded cloud-native voice session security offers including the certification of intelligent edge SBCs by Zoom Phone Services, and the introduction of our SBC SWe Lite on AWS
•	Secured wins with six Tier 1 and Tier 2 Service Providers for our Call Trust™ solution, which mitigates robocalls and fraudulent calls

Business Outlook

The Company’s outlook is based on current indications for its business, which are subject to change. For the fourth quarter of 2020, the Company projects revenue of $235 million to $245 million, non-GAAP operating expenses of approximately $105 million, non-GAAP earnings per share of $0.12 to $0.14, and Adjusted EBITDA of $36 million to $40 million. The current outlook provided excludes any potential effects of the proposed sale of Kandy and assumes existing COVID-19 conditions.

Upcoming Fourth Quarter 2020 Virtual Investor Conference Schedule

•	November 17, 2020 - Needham Security, Networking, and Communications Conference (presentation and one-on-one institutional investor meetings).
•	November 30, 2020 - Credit Suisse 24th Annual Technology Conference (one-on-one institutional investor meetings).
•	December 9, 2020 – Barclays Global Technology, Media and Telecommunications Conference (one-on-one institutional investor meetings).
•	December 14, 2020 - Cowen 7th Annual Networking Summit (one-on-one institutional investor meetings).
•	December 16, 2020 – MKM Partners Conference: “The Road Ahead, Preparation for 2021” (presentation and one-on-one institutional investor meetings).

About Ribbon

Ribbon Communications (Nasdaq: RBBN) delivers global communications software and packet and optical network solutions to service providers, enterprises and critical infrastructure sectors. We engage deeply with our customers, helping them modernize their networks for improved competitive positioning and business outcomes in today’s smart, always-on and data-hungry world. Our innovative, end-to-end solutions portfolio delivers unparalleled scale, performance, and agility, including core to edge IP solutions, cloud-native offers, leading-edge software security and analytics tools, as well as 5G-ready packet and optical networking solutions acquired via our recent merger with ECI Telecom. To learn more about Ribbon visit rbbn.com.

Important Information Regarding Forward-Looking Statements

The information in this release contains “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to several risks and uncertainties. All statements other than statements of historical facts contained in this release, including without limitation statements regarding, projected financial results for the fourth quarter 2020 and beyond, recovery in sales of certain products, the proposed sale of the Kandy business, and plans and objectives of management for future operations are forward-looking statements. Without limiting the foregoing, the words “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, “projects” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties and other important factors, including, among others, risks related to the COVID-19 pandemic; risks that the businesses of ECI will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to realize anticipated benefits of the merger with ECI; disruptions from the integration efforts that could harm our business; failure to consummate the proposed sale of the Kandy Communications platform; failure to satisfy closing conditions to the Kandy transaction; failure to realize anticipated benefits from the Kandy transaction; disruptions from the proposed Kandy transaction that could harm our business; our ability to recruit and retain key personnel; reductions in customer spending; geopolitical tensions, including those in India, that could disrupt shipments to customers; a slowdown in customer payments and changes in customer requirements, including the timing of customer purchasing decisions and our recognition of revenues; conditions in the credit markets, credit risks and risks related to the terms of our credit agreement; our international operations, which are subject to the risks of currency fluctuations and foreign exchange controls; unpredictable fluctuations in quarterly revenue and business from our existing customers; increases in tariffs, trade restrictions or taxes on our products; and currency fluctuations.

These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect our business and results from operations. Additional information regarding these and other factors can be found in our reports filed with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2019 and our Form 10-Q for the quarter ended June 30, 2020. In providing forward-looking statements, the Company expressly disclaims any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

Discussion of Non-GAAP Financial Measures

Ribbon Communications’ management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, making operating decisions, planning and forecasting future periods, and determining payments under compensation programs. We consider the use of non-GAAP financial measures helpful in assessing the core performance of our continuing operations and when planning and forecasting future periods. Our annual financial plan is prepared on a non-GAAP basis and is approved by our board of directors. In addition, budgeting and forecasting for revenue and expenses are conducted on a non-GAAP basis and actual results on a non-GAAP basis are assessed against the annual financial plan. By continuing operations, we mean the ongoing results of the business adjusted for certain expenses and credits, as described below. We believe that providing non-GAAP information to investors will allow investors to view the financial results in the way our management views them and helps investors to better understand our core financial and operating performance and evaluate the efficacy of the methodology and information used by our management to evaluate and measure such performance.

While our management uses non-GAAP financial measures as a tool to enhance their understanding of certain aspects of our financial performance, our management does not consider these measures to be a substitute for, or superior to, GAAP measures. In addition, our presentations of these measures may not be comparable to similarly titled measures used by other companies. These non-GAAP financial measures should not be considered alternatives for, or in isolation from, the financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures. In particular, many of the adjustments to our financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future.

Stock-Based Compensation

The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted. We believe that presenting non-GAAP operating results that exclude stock-based compensation provides investors with visibility and insight into our management’s method of analysis and the Company’s core operating performance.

Amortization of Intangible Assets

Amortization amounts are inconsistent in frequency and amount and are significantly impacted by the timing and size of acquisitions. We believe that excluding non-cash amortization of intangible assets facilitates the comparison of our financial results to our historical operating results and to other companies in our industry as if the acquired intangible assets had been developed internally rather than acquired.

Acquisition-Related Inventory Adjustment

Acquisition-related inventory adjustment amounts are inconsistent in frequency and amount and are significantly impacted by the then-current market prices of such inventory items. We believe that excluding non-cash inventory adjustments arising from acquisitions facilitates the comparison of our financial results to our historical operating results and to other companies in our industry as if the inventory had been acquired by us through our normal channels rather than acquired.

Litigation Costs

We have been involved in litigation with a certain competitor and with a former GENBAND business partner, and reached settlements in both cases. We believe that such costs of such litigation are not part of our core business or ongoing operations.

Acquisition- and Integration-Related Expense

We consider certain acquisition- and integration-related costs to be unrelated to the organic continuing operations of our acquired businesses and the Company, and such costs are generally not relevant to assessing or estimating the long-term performance of the acquired assets. We exclude such acquisition- and integration-related costs to allow more accurate comparisons of our financial results to our historical operations and the financial results of less acquisitive peer companies. In addition, we believe that providing supplemental non-GAAP measures that exclude these items allows management and investors to consider the ongoing operations of the business both with and without such expenses.

Restructuring and Related Expense

We have recorded restructuring and related expense to streamline operations and reduce operating costs by closing and consolidating certain facilities and reducing our worldwide workforce. We believe that excluding restructuring and related expense facilitates the comparison of our financial results to our historical operating results and to other companies in our industry, as there are no future revenue streams or other benefits associated with these costs.

Reduction to Deferred Purchase Consideration

We reached an agreement related to the outstanding cash deferred purchase consideration for Edgewater in the first quarter of 2019 and recorded the gain on the reduction in other (expense) income, net. We believe that such reductions to cash deferred purchase consideration are not part of our core business or ongoing operations, as they relate to specific acquisitive transactions and that excluding such reductions facilitates the comparison of our financial results to our historical results and to other companies in our industry.

Gain on Litigation Settlement

We were involved in litigation with a certain competitor with whom we reached a settlement in the second quarter of 2019. We believe that such gains are not part of our core business or ongoing operations and that excluding such gains facilitates the comparison of our financial results to our historical operating results and to other companies in our industry.

Tax Effect of Non-GAAP Adjustments

Non-GAAP income tax expense is presented based on an estimated tax rate applied against forecasted annual non-GAAP income.  The non-GAAP income tax expense assumes no available net operating losses or any valuation allowances for the U.S. because of reporting significant cumulative non-GAAP income over the past several years. Due to the methodology applied to our estimated annual tax rate, our estimated tax rate on non-GAAP income will differ from our GAAP tax rate and from our actual tax liabilities.

Adjusted EBITDA

We use Adjusted EBITDA as a supplemental measure to review and assess our performance. We calculate Adjusted EBITDA by excluding from net income (loss): interest expense, net; income tax provision; depreciation; and amortization of intangible assets. In addition, we exclude from net income (loss): stock-based compensation expense; acquisition-related inventory adjustments; certain litigation costs; acquisition- and integration-related expense; restructuring and related expense; and other (expense) income, net. In general, we add back the expenses that we consider to be non-cash and/or not part of our ongoing operations. Adjusted EBITDA is a non-GAAP financial measure that is used by our investing community for comparative and valuation purposes. We disclose this metric to support and facilitate our dialogue with research analysts and investors. Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

-Tables follow-

RIBBON COMMUNICATIONS INC.

Consolidated Statements of Operations

(in thousands, except percentages and per share amounts)

(unaudited)

	Three months ended
	September 30,	June 30,	September 30,
	2020	2020	2019
Revenue:
Product	$128,926	$120,862	$61,152
Service	102,192	89,631	76,501
Total revenue	231,118	210,493	137,653

Cost of revenue:
Product	70,188	61,529	31,476
Service	37,619	36,647	27,300
Total cost of revenue	107,807	98,176	58,776

Gross profit	123,311	112,317	78,877

Gross margin:
Product	45.6%	49.1%	48.5%
Service	63.2%	59.1%	64.3%
Total gross margin	53.4%	53.4%	57.3%

Operating expenses:
Research and development	49,113	51,796	34,222
Sales and marketing	41,604	37,617	28,227
General and administrative	16,021	15,094	9,673
Acquisition- and integration-related	1,366	857	1,697
Restructuring and related	3,290	5,361	2,372
Total operating expenses	111,394	110,725	76,191

Income from operations	11,917	1,592	2,686
Interest expense, net	(6,854)	(5,400)	(726)
Other income (expense), net	407	(2,407)	(507)

Income (loss) before income taxes	5,470	(6,215)	1,453
Income tax benefit (provision)	782	(2,036)	197

Net income (loss)	$6,252	$(8,251)	$1,650

Earnings (loss) per share:
Basic	$0.04	$(0.06)	$0.01
Diluted	$0.04	$(0.06)	$0.01

Weighted average shares used to compute earnings (loss) per share:
Basic	144,948	144,483	110,080
Diluted	151,680	144,483	110,756

RIBBON COMMUNICATIONS INC.

Consolidated Statements of Operations

(in thousands, except percentages and per share amounts)

(unaudited)

	Nine months ended
	September 30,	September 30,
	2020	2019
Revenue:
Product	$325,687	$180,691
Service	273,906	221,311
Total revenue	599,593	402,002

Cost of revenue:
Product	176,650	101,056
Service	105,745	84,807
Total cost of revenue	282,395	185,863

Gross profit	317,198	216,139

Gross margin:
Product	45.8%	44.1%
Service	61.4%	61.7%
Total gross margin	52.9%	53.8%

Operating expenses:
Research and development	143,204	105,456
Sales and marketing	115,572	87,179
General and administrative	48,320	40,833
Acquisition- and integration-related	14,607	6,861
Restructuring and related	10,726	16,448
Total operating expenses	332,429	256,777

Loss from operations	(15,231)	(40,638)
Interest expense, net	(15,649)	(3,352)
Other (expense) income, net	(2,844)	70,128

(Loss) income before income taxes	(33,724)	26,138
Income tax provision	(1,445)	(5,850)

Net (loss) income	$(35,169)	$20,288

(Loss) earnings per share:
Basic	$(0.26)	$0.19
Diluted	$(0.26)	$0.18

Weighted average shares used to compute (loss) earnings per share:
Basic	136,837	109,523
Diluted	136,837	110,100

RIBBON COMMUNICATIONS INC.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30,	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$103,698	$44,643
Restricted cash	7,198	-
Accounts receivable, net	207,813	192,706
Inventory	50,974	14,800
Other current assets	33,159	27,146
Total current assets	402,842	279,295

Property and equipment, net	48,432	28,976
Intangible assets, net	432,914	213,366
Goodwill	416,892	224,896
Deferred income taxes	8,750	4,959
Operating lease right-of-use assets	61,648	36,654
Other assets	34,600	26,762
	$1,406,078	$814,908

Liabilities and Stockholders' Equity
Current liabilities:
Current portion of term debt	$13,909	$2,500
Revolving credit facility	-	8,000
Accounts payable	60,784	31,412
Accrued expenses and other	133,875	56,700
Operating lease liabilities	17,757	7,719
Deferred revenue	93,447	100,406
Total current liabilities	319,772	206,737

Long-term debt, net of current	373,026	45,995
Operating lease liabilities, net of current	51,328	37,202
Deferred revenue, net of current	21,285	20,482
Deferred income taxes	17,532	4,648
Other long-term liabilities	67,694	16,589
Total liabilities	850,637	331,653

Commitments and contingencies

Stockholders' equity:
Common stock	15	11
Additional paid-in capital	1,866,961	1,747,784
Accumulated deficit	(1,302,236)	(1,267,067)
Accumulated other comprehensive (loss) income	(9,299)	2,527
Total stockholders' equity	555,441	483,255
	$1,406,078	$814,908

RIBBON COMMUNICATIONS INC.

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine months ended
	September 30,	September 30,
	2020	2019
Cash flows from operating activities:
Net (loss) income	$(35,169)	$20,288
Adjustments to reconcile net (loss) income to cash flows provided by operating activities:
Depreciation and amortization of property and equipment	12,754	8,824
Amortization of intangible assets	45,352	36,829
Amortization of debt issuance costs	4,915	268
Stock-based compensation	10,167	8,154
Deferred income taxes	(2,455)	4,559
Reduction in deferred purchase consideration	(69)	(8,124)
Foreign currency exchange losses	3,162	1,042
Changes in operating assets and liabilities:
Accounts receivable	42,489	25,598
Inventory	6,285	8,387
Other operating assets	36,416	(20,510)
Accounts payable	(54,489)	(20,260)
Accrued expenses and other long-term liabilities	10,143	(21,535)
Deferred revenue	(14,253)	(20,889)
Net cash provided by operating activities	65,248	22,631

Cash flows from investing activities:
Purchases of property and equipment	(18,685)	(8,594)
Business acqusitions, net of cash acquired	(346,852)	-
Maturities of marketable securities	-	7,295
Proceeds from the sale of fixed assets	43,500	-
Net cash used in investing activities	(322,037)	(1,299)

Cash flows from financing activities:
Borrowings under revolving line of credit	615	109,000
Principal payments on revolving line of credit	(8,615)	(130,000)
Proceeds from issuance of term debt	478,500	50,000
Principal payments of term debt	(131,279)	(625)
Payment of deferred purchase consideration	-	(21,876)
Principal payment of debt, related party	-	(24,716)
Principal payments of finance leases	(971)	(698)
Payment of debt issuance costs	(14,065)	(891)
Proceeds from the sale of common stock in connection with employee stock purchase plan	-	506
Proceeds from the exercise of stock options	29	233
Payment of tax withholding obligations related to net share settlements of restricted stock awards	(1,196)	(1,082)
Repurchase of common stock	-	(4,536)
Net cash provided by (used in) financing activities	323,018	(24,685)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	24	56

Net increase (decrease) in cash, cash equivalents and restricted cash	66,253	(3,297)
Cash and cash equivalents, beginning of year	44,643	43,694
Cash, cash equivalents and restricted cash, end of period	$110,896	$40,397

RIBBON COMMUNICATIONS INC.

Supplemental Information

(in thousands)

(unaudited)

The following tables provide the details of stock-based compensation and amortization of intangible assets included as components of other line items in the Company's Consolidated Statements of Operations and the line items in which these amounts are reported.

	Three months ended			Nine months ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2020	2020	2019	2020	2019
Stock-based compensation
Cost of revenue - product	$57	$39	$26	$123	$62
Cost of revenue - service	204	159	124	493	367
Cost of revenue	261	198	150	616	429

Research and development expense	868	738	521	2,164	1,359
Sales and marketing expense	1,189	1,011	721	2,952	2,265
General and administrative expense	1,651	1,275	1,093	4,435	4,101
Operating expense	3,708	3,024	2,335	9,551	7,725

Total stock-based compensation	$3,969	$3,222	$2,485	$10,167	$8,154

Amortization of intangible assets
Cost of revenue - product	$11,643	$10,950	$9,522	$31,547	$29,259
Sales and marketing expense	4,706	3,719	2,738	13,805	7,570

Total amortization of intangible assets	$16,349	$14,669	$12,260	$45,352	$36,829

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

	Three months ended
	September 30,	June 30,	September 30,
	2020	2020	2019

Revenue	$231,118	$210,493	$137,653
Less revenue attributable to ECI	(77,588)	(63,586)	-
Ribbon standalone revenue	$153,530	$146,907	$137,653

GAAP Total gross margin	53.4%	53.4%	57.3%
Stock-based compensation	0.1%	0.1%	0.1%
Amortization of intangible assets	5.0%	5.2%	6.9%
Acquisition-related inventory adjustment	0.9%	0.0%	0.0%
Non-GAAP Total gross margin	59.4%	58.7%	64.3%

GAAP Total gross profit	$123,311	$112,317	$78,877
Less total gross profit attributable to ECI	(29,647)	(21,611)	-
Ribbon standalone gross profit	$93,664	$90,706	$78,877

Ribbon standalone gross margin (Ribbon standalone gross profit/Ribbon standalone revenue)	61.0%	61.7%	57.3%
Stock-based compensation	0.1%	0.1%	0.1%
Amortization of intangible assets	5.3%	5.4%	6.9%
Non-GAAP Ribbon standalone gross margin	66.4%	67.2%	64.3%

GAAP Net income (loss)	$6,252	$(8,251)	$1,650
Stock-based compensation	3,969	3,222	2,485
Amortization of intangible assets	16,349	14,669	12,260
Acquisition-related inventory adjustment	2,000	-	-
Litigation costs	-	(937)	(1,534)
Acquisition- and integration-related expense	1,366	857	1,697
Restructuring and related expense	3,290	5,361	2,372
Gain on litigation settlement	-	-	-
Tax effect of non-GAAP adjustments	(9,346)	(6,626)	(4,256)
Non-GAAP Net income	$23,880	$8,295	$14,674

Earnings (loss) per share
GAAP Diluted earnings per share or (loss) per share	$0.04	$(0.06)	$0.01
Stock-based compensation	0.03	0.02	0.02
Amortization of intangible assets	0.11	0.10	0.11
Acquisition-related inventory adjustment	0.01	-	-
Litigation costs	-	(0.01)	(0.01)
Acquisition- and integration-related expense	0.01	0.01	0.02
Restructuring and related expense	0.02	0.04	0.02
Gain on litigation settlement	-	-	-
Tax effect of non-GAAP adjustments	(0.06)	(0.04)	(0.04)
Non-GAAP Diluted earnings per share	$0.16	$0.06	$0.13

Weighted average shares used to compute diluted earnings per share or (loss) per share			110,756
GAAP Shares used to compute diluted earnings per share or (loss) per share	151,680	144,483	110,756
Non-GAAP Shares used to compute diluted earnings per share	151,680	150,512

Adjusted EBITDA
GAAP Net income (loss)	$6,252	$(8,251)	$1,650
Interest expense, net	6,854	5,400	726
Income tax (benefit) provision	(782)	2,036	(197)
Depreciation	4,494	4,786	2,933
Amortization of intangible assets	16,349	14,669	12,260
Stock-based compensation	3,969	3,222	2,485
Acquisition-related inventory adjustment	2,000	-	-
Litigation costs	-	(937)	(1,534)
Acquisition- and integration-related expense	1,366	857	1,697
Restructuring and related expense	3,290	5,361	2,372
Other expense (income), net	(407)	2,407	507
Non-GAAP Adjusted EBITDA	$43,385	$29,550	$22,899

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

	Nine months ended
	September 30,	September 30,
	2020	2019

Revenue	$599,593	$402,002
Less revenue attributable to ECI	(171,125)	-
Ribbon standalone revenue	$428,468	$402,002

GAAP Total gross margin	52.9%	53.8%
Stock-based compensation	0.1%	0.1%
Amortization of intangible assets	5.3%	7.3%
Acquisition-related inventory adjustment	0.3%	0.0%
Non-GAAP Total gross margin	58.6%	61.2%

GAAP Total gross profit	$317,198	$216,139
Less total gross profit attributable to ECI	(61,909)	-
Ribbon standalone gross profit	$255,289	$216,139

Ribbon standalone gross margin (Ribbon standalone gross profit/Ribbon standalone revenue)	59.6%	53.8%
Stock-based compensation	0.1%	0.1%
Amortization of intangible assets	5.6%	7.3%
Non-GAAP Ribbon standalone gross margin	65.3%	61.2%

GAAP Net (loss) income	$(35,169)	$20,288
Stock-based compensation	10,167	8,154
Amortization of intangible assets	45,352	36,829
Acquisition-related inventory adjustment	2,000	-
Litigation costs	2,101	5,967
Acquisition- and integration-related expense	14,607	6,861
Restructuring and related expense	10,726	16,448
Reduction to deferred purchase consideration	-	(8,124)
Gain on litigation settlement	-	(63,000)
Tax effect of non-GAAP adjustments	(16,736)	(1,631)
Non-GAAP net income	$33,048	$21,792

(Loss) earnings per share
GAAP (loss) per share or diluted earnings per share	$(0.26)	$0.18
Stock-based compensation	0.07	0.07
Amortization of intangible assets	0.33	0.34
Acquisition-related inventory adjustment	0.01	-
Litigation costs	0.01	0.05
Acquisition- and integration-related expense	0.10	0.06
Restructuring and related expense	0.08	0.15
Reduction to deferred purchase consideration	-	(0.07)
Gain on litigation settlement	-	(0.57)
Tax effect of non-GAAP adjustments	(0.11)	(0.01)
Non-GAAP Diluted earnings per share	$0.23	$0.20

Weighted average shares used to compute (loss) per share or diluted earnings per share
GAAP Shares used to compute (loss) per share or diluted earnings per share	136,837	110,100
Non-GAAP Shares used to compute diluted earnings per share	141,498	110,100

Adjusted EBITDA
GAAP Net (loss) income	$(35,169)	$20,288
Interest expense, net	15,649	3,352
Income tax provision	1,445	5,850
Depreciation	12,754	8,824
Amortization of intangible assets	45,352	36,829
Stock-based compensation	10,167	8,154
Acquisition-related inventory adjustment	2,000	-
Litigation costs	2,101	5,967
Acquisition- and integration-related expense	14,607	6,861
Restructuring and related expense	10,726	16,448
Other expense (income), net	2,844	(70,128)
Non-GAAP Adjusted EBITDA	$82,476	$42,445

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures - Outlook

(unaudited)

	Three months ending
	December 31, 2020
	Range

Revenue	$235	$245

Operating expenses (in $ millions)
GAAP outlook	$117.6	$117.6
Stock-based compensation	(3.7)	(3.7)
Amortization of intangible assets	(4.8)	(4.8)
Acquisition- and integration-related expense	(2.1)	(2.1)
Restructuring and related expense	(2.0)	(2.0)
Non-GAAP outlook	$105.0	$105.0

(Loss) earnings per share
GAAP outlook	$(0.01)	$0.02
Stock-based compensation	0.03	0.03
Amortization of intangible assets	0.10	0.10
Acquisition- and integration-related expense	0.01	0.01
Restructuring and related expense	0.01	0.01
Tax effect of non-GAAP adjustments	(0.02)	(0.03)
Non-GAAP outlook	$0.12	$0.14

Weighted average shares used to compute (loss) per share or diluted earnings per share (in thousands)
GAAP Shares used to compute loss per share or diluted earnings per share	145,300	151,700
Non-GAAP Shares used to compute diluted earnings per share	151,700	151,700

Adjusted EBITDA (in $ millions)
GAAP net loss (income) outlook	$(2.1)	$1.9
Interest expense, net	6.5	6.5
Income tax provision	2.3	2.3
Depreciation	4.3	4.3
Amortization of intangible assets	15.5	15.5
Stock-based compensation	3.9	3.9
Acquisition- and integration-related expense	2.1	2.1
Restructuring and related expense	2.0	2.0
Other expense, net	1.5	1.5
Non-GAAP outlook	$36.0	$40.0